EXHIBIT 10.4

AMENDMENT NO. 4
TO
EMPLOYMENT AGREEMENT

This Amendment No. 4 (the “Amendment”) to the Employment Agreement, dated August 15, 2003, as amended on June 30, 2005, December 22, 2008, and September 2009 (the “Employment Agreement”), by and between Walco International, Inc., a Delaware corporation (the “Company”) and William F. Lacey (the “Executive”) is entered into as of the 11th day of November, 2010 (“Effective Date”).

WHEREAS the Company and the Executive desire to amend certain terms of the Employment Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Capitalized Terms.  All capitalized terms used, but not defined herein, shall have the same meaning as prescribed in the Employment Agreement.

2.           Termination following Change of Control Occurring Prior to January 1, 2012.  In the event (i) of a Change of Control prior to January 1, 2012, and (ii) within the two (2) years following such Change of Control, the Executive’s employment terminates pursuant to either Section 5.4 or 5.5 of the Agreement; then the Separation Pay Period or payment period specified in Section 5.5 (as applicable) shall be increased to include an additional six (6) months.

3.           Entire Agreement.  This Amendment constitutes the sole and entire agreement of the parties with respect to the fourth amendment of the Agreement; and may not be modified except in a writing signed by both parties. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall be controlling.  All other terms and conditions of the Agreement are hereby ratified and shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

EXECUTIVE	WALCO INTERNATIONAL, INC.

/s/ William F. Lacey	By:	/s/ James C. Robison
William F. Lacey	Name:	James C. Robison
	Title:	President and C.E.O.